Consent of Independent Auditors


The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:

We consent to the incorporation by reference into Registration Statement
(No. 333-09515) on Form N-4 our reports dated February 4, 1997 and February 14, 1997.



                                                     /s/ KPMG Peat Marwick LLP
                                                     KPMG Peat Marwick LLP


Hartford, Connecticut
July 29, 1997